Exhibit 99.1

RingCentral, Inc. Announces $1.0 Billion Convertible Senior Notes Offering

BELMONT, Calif. —(BUSINESS WIRE)— February 27, 2020 — RingCentral, Inc. (NYSE: RNG) today announced its intention to offer, subject to market conditions and other factors, $1.0 billion aggregate principal amount of convertible senior notes due 2025 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). RingCentral also expects to grant the initial purchasers of the notes an option to purchase, during a 13-day period from, and including, the initial issuance date of the notes, up to an additional $150 million aggregate principal amount of the notes.

The notes will be senior, unsecured obligations of RingCentral. The notes will be convertible into cash, shares of RingCentral’s Class A common stock (“common stock”), or a combination thereof, at RingCentral’s election. The conversion rate and other terms of the notes are to be determined upon pricing of the offering. The notes will also be redeemable at the option of RingCentral after a specified date if certain conditions are met.

In connection with the pricing of the notes, RingCentral expects to enter into capped call transactions with one or more of the initial purchasers or other financial institutions or their affiliates (the “hedge counterparties”). The capped call transactions are expected generally to reduce or offset the potential dilution to the common stock upon any conversion of notes with such reduction or offset, as the case may be, subject to a cap based on the cap price. RingCentral anticipates that the cap price of the capped call transactions will initially represent a premium of approximately 100% over the last reported sale price of the common stock on the pricing date of the offering. If the initial purchasers exercise their option to purchase additional notes, RingCentral intends to enter into additional capped call transactions with the hedge counterparties.

RingCentral expects that, in connection with establishing their initial hedge of the capped call transactions, the hedge counterparties will enter into various derivative transactions with respect to the common stock and/or purchase shares of the common stock concurrently with, or shortly after, the pricing of the notes. These activities could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time. In addition, RingCentral expects that the hedge counterparties may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or by purchasing or selling shares of the common stock or other securities of RingCentral in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so on each exercise date of the capped call transactions and in connection with any early termination event in respect of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes.

RingCentral intends to use a portion of the net proceeds of the offering of the notes to pay the cost of the capped call transactions described above. RingCentral also intends to use a portion of the net proceeds from this offering to repurchase up to 1.0 million shares of the common stock from certain purchasers of notes concurrently with the offering of notes (the “Share Repurchase”), to repurchase up to approximately $230 million of the aggregate principal amount of its outstanding 0% Convertible Senior Notes due 2023 (the “2023 Notes”) for cash through individually privately negotiated transactions concurrently with the offering of the notes (collectively, the “Note Repurchase”), or for a combination of the foregoing; provided that RingCentral does not anticipate using more than approximately $650 million of the net proceeds from the offering to finance the Share Repurchase and Note Repurchase on a combined basis. Any Share Repurchase or Note Repurchase, and the potential related market activities by selling holders of the 2023 Notes (such as the unwinding of certain derivatives or the purchases of shares of common stock that RingCentral expects to occur in connection with any Note Repurchase), could have the effect of increasing or limiting a decline in the market price of the common stock. RingCentral intends to use the remainder of the net proceeds from this offering for general corporate purposes, which may include working capital, capital expenditures, repayment of debt, potential acquisitions and strategic transactions of businesses, technologies or product. However, RingCentral has not designated any specific uses and has no current agreements with respect to any material acquisition or strategic transaction.

The notes will be offered to qualified institutional buyers pursuant to Rule 144A under the Act. Neither the notes nor the shares of common stock issuable upon conversion of the notes, if any, have been, nor will be, registered under the Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful.

About RingCentral

RingCentral, Inc. (NYSE:RNG) is a leading provider of global enterprise cloud communications, collaboration, and contact center solutions. More flexible and cost-effective than legacy on-premises systems, RingCentral empowers modern mobile and distributed workforces to communicate, collaborate, and connect from any location, on any device, and via any mode. RingCentral provides unified voice, video meetings, team messaging, digital customer engagement, and integrated contact center solutions for enterprises globally. RingCentral’s open platform integrates with leading business apps and enables customers to easily customize business workflows. RingCentral is headquartered in Belmont, California, and has offices around the world.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, whether RingCentral will be able to consummate the offering, the final terms of the offering and the capped call transactions, the satisfaction of customary closing conditions with respect to the offering of the notes, prevailing market conditions, the anticipated use of net proceeds of the offering of the notes which could change as a result of market conditions or for other reasons, whether the capped call transactions will become effective, whether any Share Repurchase or Note Repurchase will close and the impact of general economic, industry or political conditions in the United States or internationally. Forward-looking statements may be identified by the use of the words “may,” “will,” “expect,” “intend” and other similar expressions. These forward-looking statements are based on estimates and assumptions by RingCentral’s management that, although believed to be reasonable, are inherently uncertain and subject to a number of risks. Actual results may differ materially from those anticipated or predicted by RingCentral’s forward-looking statements. All forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2019 and the risks discussed in our other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and RingCentral undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof, except as required by applicable law.

For additional information, please contact:

Investor Relations Contact:

Ryan Goodman, RingCentral

(650) 918-5356

Ryan.Goodman@ringcentral.com

Media Contact:

Mariana Leventis, RingCentral

(650) 562-6545

mariana.leventis@ringcentral.com